UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700		85008
Phoenix, Arizona		(Zip Code)
(Address of principal executive offices)

(602) 685-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2019, Mesa Air Group, Inc.’s (the “Company”) wholly owned subsidiary, Mesa Airlines, Inc. (“Mesa Airlines”), entered into the Nineteenth Amendment (the “19th Amendment”) to Code Share and Revenue Sharing Agreement with American Airlines, Inc. (“American”), which sets forth certain amendments to the Code Share and Revenue Sharing Agreement, dated effective as of February 1, 2001 (as thereafter amended, the “American CPA”), between Mesa Airlines and American.  The 19th Amendment formally memorializes the terms previously reflected in a binding term sheet, dated January 22, 2019 (the “Term Sheet”), entered into between Mesa Airlines and American.  The amended terms were previously described in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 31, 2019.

As of August 28, 2019, the Company had failed to meet certain performance metrics under the Term Sheet (the “August Failure”), which failure gave rise to American’s right to permanently withdraw two additional aircraft from the American CPA.  In a separate agreement, American agreed to forbear from exercising its right to permanently withdraw these two aircraft.  Under the terms of such forbearance, the Company and American agreed to reset the measurement period for certain performance metrics effective as of August 29, 2019.  The parties also agreed that if the Company is out of compliance with applicable performance metrics on or after September 30, 2019, American retains the right to exercise its withdrawal rights for the August Failure by delivering 60 days prior written notice to the Company.

The foregoing description of the 19th Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 19th Amendment, which we expect to file as an exhibit to our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, subject to any applicable request for confidential treatment with respect to certain portions of such document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2019	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel